UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2006
Reading International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-8625 (Commission File Number)	95-3885184 (IRS Employer Identification No.)

500 Citadel Drive, Suite 300, Commerce, California		90040
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (213) 235-2240
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 15, 2006, Reading International, Inc. issued a press release announcing information regarding its results of operations and financial condition for the year ended December 31, 2005, a copy of which is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
99.1	Press release issued by Reading International, Inc. pertaining to its results of operations and financial condition for the year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.
Date: March 22, 2006	By:	/s/ Andrzej Matyczynski
	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer

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